Exhibit 99.1

AMENDMENT NO. 1

dated as of

May 28, 2003

to

SINCLAIR BROADCAST GROUP, INC.

CREDIT AGREEMENT

dated as of

July 15, 2002

JPMORGAN CHASE BANK,

as Administrative Agent

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of May 28, 2003 to the Credit Agreement referred to below, between: SINCLAIR BROADCAST GROUP, INC. (the “Borrower”); the Subsidiary Guarantors party to the Credit Agreement; and JPMORGAN CHASE BANK, as Administrative Agent thereunder.

The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of July 15, 2002 (as amended and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by the Lenders to the Borrower.

The Borrower has requested certain amendments to the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.        General References.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.        Certain Definitions.

A.  Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations, and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

“Amendment No. 1” means Amendment No. 1 dated as of May 28, 2003 to this Agreement.

“Amendment No. 1 Effective Date” means the effective date of Amendment No. 1.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Corporate Expense” means, for any period, all general and administrative expenses of the Borrower (including, from and after the Holdco Formation Effective Date, all general and administrative expenses of the Holding Company in respect of the Borrower) for such period, provided that, from and after the Holdco Formation Effective Date, there shall be included in Corporate Expense the amount of the Holdco Corporate Expense in excess of $8,000,000 for any period of twelve consecutive full calendar months.  In the event that any general or administrative expense of the type heretofore borne by the Borrower is hereafter borne by any Subsidiary of the Borrower, such general or administrative expense borne by such Subsidiary shall be deemed to be “Corporate Expense” for the purposes hereof.

“Existing HYTOPs Redemption Effective Date” means the date on which the transactions contemplated by clauses (d) through (g), inclusive, of the definition of “Existing HYTOPs Redemption Transactions” shall have been consummated.

“Existing HYTOPs Redemption Transactions” means the following transactions relating to the redemption of the Existing HYTOPs (which may occur substantially simultaneously or in any order reasonably determined by the Borrower):  (a) the organization and capitalization of a new direct Wholly Owned Subsidiary of SBG to be named KDSM, LLC, which upon its formation shall be designated to be an Unrestricted Subsidiary (but shall cease to be an Unrestricted Subsidiary and a Designated HYTOPs Subsidiary upon the Existing HYTOPs Redemption Effective Date); (b) the merger of KDSM with and into KDSM LLC, with KDSM LLC as the surviving entity of such merger; (c) the issuance of Indebtedness and/or Other Preferred Stock by the Borrower, together with a borrowing (if any) by the Borrower of Revolving Loans as permitted under Section 6.08(c)(i), resulting in aggregate proceeds to the Borrower of not less than the Existing HYTOPs Redemption Amount; (d) a capital contribution to KDSM LLC by the Borrower, utilizing the proceeds from the transactions under clause (c) above, in an amount equal to the Existing HYTOPs Redemption Amount; (e) the redemption in full by KDSM LLC, utilizing the proceeds of the capital contribution under clause (d) above, of the then outstanding KDSM Senior Debentures (together with accrued interest and premium, if any, thereon); (f) the redemption in full by Sinclair Capital, utilizing the amounts received by it in respect of the redemption of the KDSM Senior Debentures, of the then outstanding Existing HYTOPs (together with accrued interest and premium, if any, thereon); (g) upon agreement between the Borrower and KDSM LLC, the cancellation of “Series C” of the Existing Preferred Stock; and (h) the termination of Sinclair Capital.

“Existing HYTOPs Redemption Amount” means an amount equal to the aggregate principal amount of the KDSM Senior Debentures (together with accrued interest and premium, if any, thereon) that will be payable in connection with the redemption thereof.

“Holdco Corporate Expense” means, for any period, all general and administrative expenses of the Holding Company funded by dividends pursuant to Section 7.08(g) (excluding all such expenses in respect of the Borrower) for such period.

“Holdco Formation Effective Date” means the date on which the transactions contemplated by clauses (f) through (i), inclusive, of the definition of “Holdco Formation Transactions” shall have been consummated.

“Holdco Formation Transactions” means the following transactions relating to the formation of a new holding company in respect of the Borrower’s corporate group (which may occur substantially simultaneously or in any order reasonably determined by the Borrower):  (a) the organization and capitalization of a new direct Wholly Owned Subsidiary of SBG to be named Sinclair Television Group, Inc., which upon completion of the Holdco Formation Transactions will be the Borrower; (b) the organization and capitalization of a new direct Wholly Owned Subsidiary of SBG to be named Sinclair Communications, LLC; (c) the merger of SCI with and into SCI LLC, with SCI LLC as the surviving entity of such merger; (d) the contribution or transfer by SBG to SCI-2 of all of SBG’s other equity interests in direct or indirect License Subsidiaries; (e) the contribution or transfer by SBG to STG of all of the equity interests of SCI LLC and SCI-2 held by SBG; (f) the assumption by STG of all of the obligations of the “Borrower” under the Loan Documents pursuant to Section 7.19, the release of SBG as the “Borrower” thereunder, and the issuance by SBG of its guarantee in respect of all such obligations of the Borrower pursuant to Section 7.19; (g) the assumption by STG of all of the outstanding Subordinated Indebtedness of the Borrower (other than the SBG Convertible Debt), the release of SBG as the “Issuer” (or equivalent term) thereunder, and the issuance by SBG of its guarantee in respect of all such obligations of such Issuer on a senior subordinated basis (and in any event containing subordination terms not less favorable to the Lenders than those applicable to the Existing Senior Subordinated Indebtedness); (h) the assumption by STG of substantially all other outstanding Indebtedness of SBG (other than the SBG Convertible Debt) and certain other liabilities related to the operation of the Stations; and (i) the transfer by SBG to STG of substantially all of its assets relating to the businesses of SBG and its Subsidiaries (other than SBG’s equity interest in KDSM LLC and the Unrestricted Subsidiaries specified in Part I of Annex 1 to Amendment No. 1).

“Holdco Transactions” has the meaning assigned to such term in Section 7.19.

“Holding Company” means, from and after the Holdco Formation Effective Date, SBG.

“Holding Company Loan Documents” means the instruments and other agreements entered into by the Holding Company from time to time pursuant to this Agreement (including Section 7.19).

“KDSM LLC” means KDSM, LLC, a Maryland limited liability company.

“Obligor” means (a) the Borrower, (b) each Subsidiary Guarantor and (c) from and after the Existing HYTOPs Redemption Effective Date, KDSM LLC and KDSM Licensee.

“Security Documents” means, collectively, the Security Agreement, the Holding Company Loan Documents, the instruments and other agreements delivered by each of KDSM LLC and KDSM Licensee pursuant to Section 7.19, any other pledge, security or similar agreement entered into by any Obligor in connection with this Agreement, and all Uniform Commercial Code financing statements required hereby or thereby to be filed with respect to the security interests in personal property created pursuant thereto.

“SBG” means Sinclair Broadcast Group, Inc., a Maryland corporation, which (a) prior to the Holdco Formation Effective Date, is the Borrower hereunder and (b) thereafter, will be the Holding Company and a guarantor under the Holding Company Loan Documents.

“SBG Convertible Debt” means the convertible Indebtedness of the Borrower issued to fund a portion of the Existing HYTOPs Redemption Transactions.

“SCI” means Sinclair Communications, Inc., a Maryland corporation.

“SCI LLC” means Sinclair Communications, LLC, a Maryland limited liability company.

“SCI-2” means Sinclair Communications II, Inc., a Delaware corporation.

“STG” means Sinclair Television Group, Inc., a Maryland corporation.  Upon its organization, STG will be a direct Wholly Owned Subsidiary of SBG, and from and after the Holdco Formation Effective Date (and specifically upon the assumption of liabilities contemplated by clause (f) of the definition of “Holdco Formation Transactions”), STG will be the Borrower hereunder.

B.  The definition of “Additional Senior Subordinated Notes” in Section 1.01 of the Credit Agreement shall be amended by deleting from the defined term the word “Senior”, and each reference to “Additional Senior Subordinated Notes” in the Credit Agreement shall be deemed to be a reference to “Additional Subordinated Notes”.

C.  Clause (iv) of the definition of “Fixed Charges Ratio” in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

“(iv)  Restricted Payments made as permitted by Section 7.08(a) or Section 7.08(g) during such period, provided that there shall be excluded from this clause (iv) Restricted Payments made under clause (i)(D) of the proviso to Section 7.08(g) to the extent used to pay general and administrative expenses of the Holding Company in respect of the Borrower.”

D.  The definition of “Net Available Proceeds” in Section 1.01 of the Credit Agreement shall be amended by deleting in clause (b) thereof the words “, Holding Company Equity Issuance, Holding Company Debt Incurrence”.

E.  The definition of “Subsidiary” in Section 1.01 of the Credit Agreement shall be amended by inserting a new last sentence to read as follows:

“Notwithstanding anything contained herein to the contrary, from and after the Existing HYTOPs Redemption Effective Date, each of KDSM LLC and KDSM Licensee shall be deemed to be a “Subsidiary” for purposes of this Agreement (including Article VI, VII and VIII (unless the context otherwise requires)) and shall comply with the provisions of Section 6.09(a).”

F.  The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement shall be amended by deleting the last sentence thereof and inserting the two new sentences at the end thereof to read as follows:

“As of the Amendment No. 1 Effective Date, the following are Unrestricted Subsidiaries: (i) KDSM, (ii) KDSM LLC, (iii) KDSM Licensee, (iv) Sinclair Capital and (v) all entities specified in Annex 1 to Amendment No. 1.  Upon consummation of the Holdco Transactions, there shall be no Unrestricted Subsidiaries at such time other than the entities specified in Part II of Annex 1 to Amendment No. 1, provided that the board of directors of the Borrower may thereafter designate any Subsidiary of the Borrower to be an Unrestricted Subsidiary as provided above in this definition.”

G.  Section 1.01 of the Credit Agreement shall be further amended by deleting the following definitions:  “CLO”, “Holding Company Debt Incurrence”, “Holding Company Equity Issuance” and “Holding Company Effective Date”.

2.03.        Incremental Loans.  The last sentence of the first paragraph of Section 2.01(c) of the Credit Agreement shall be amended by replacing the words “Incremental Loan Agreement” with the words “Incremental Loan Amendment”.

2.04.        Conditions to Credit Extensions.  Clause (a) of Section 5.02 of the Credit Agreement shall be amended by inserting, immediately following the words “each Obligor”, the words “and the Holding Company”.

2.05.  Financial Statements and Other Information.  Section 6.01 of the Credit Agreement shall be amended as follows:

A.  Clause (a) thereof shall be amended by inserting, immediately following the words “110 days” appearing therein, the words “(or, from and after the Holdco Formation Effective Date, 120 days)”.

B.  Clause (b) thereof shall be amended by inserting, immediately following the words “50 days” appearing therein, the words “(or, from and after the Holdco Formation Effective Date, 60 days)”.

2.06.  Indebtedness.  Section 7.01 of the Credit Agreement shall be amended as follows:

A.  Clause (c) thereof shall be amended in its entirety to read as follows:

“(c)  unsecured, subordinated Indebtedness of the Borrower (which may be guaranteed on a subordinated basis by any Subsidiary Guarantor) (such Indebtedness and/or guarantees being collectively referred to as the “Additional Subordinated Notes”), provided that (i) such Indebtedness shall bear interest at a rate, whether fixed or floating, not to exceed 12% per annum on the face amount thereof, (ii) no scheduled payments, prepayments, redemptions or sinking fund or like payments in respect of such Indebtedness shall be required prior to January 1, 2011, (iii) the terms and conditions of such Indebtedness shall not be more restrictive on the Borrower and its Subsidiaries than the terms and conditions customarily found in subordinated debt of a similar type issued by similar issuers under Rule 144A of the Securities Act of 1933 (“Rule 144A”) or in a public offering as reasonably determined by the Administrative Agent, and the terms of subordination thereof shall also extend to cover obligations of the Borrower and its Subsidiaries in respect of any Hedging Agreements to which the Borrower and any of the Lenders and their respective Affiliates are parties and (iv) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom;”.

B.  Clause (e) thereof shall be amended by inserting, immediately following the last instance of the word “Borrower” therein, the words “and, from and after the Holdco Formation Effective Date, Indebtedness of the Borrower owing to KDSM LLC”.

2.07.  Liens.  Section 7.02 of the Credit Agreement shall be amended by replacing in clause (a) thereof the words “Security Agreement” with the words “Security Documents”.

2.08.  Mergers, Consolidations, Etc.  Section 7.03 of the Credit Agreement shall be amended by (a) deleting the word “and” appearing at the end of clause (b) thereof, (b) replacing the period appearing at the end of clause (c) thereof with a semicolon and inserting the word “and” immediately following such semicolon, and (c) inserting the following clause: “(d) from and after the Holdco Formation Effective Date, any Subsidiary of the Borrower (other than a License Subsidiary) may be merged or consolidated with or into the Borrower, provided that the Borrower shall be the continuing or surviving entity.”

2.09.  Investments.  Clause (c) of Section 7.07 of the Credit Agreement shall be amended by inserting, immediately following the words “Subsidiary Guarantors” therein, the words “, and, from and after the Holdco Formation Effective Date, advances by KDSM LLC to the Borrower,”.

2.10.        Restricted Payments.  Section 7.08 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 7.08.  Restricted Payments.  The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default exists at the time of making such Restricted Payment or would result therefrom:

(a)  prior to the Holdco Formation Effective Date, the Borrower may pay dividends in cash on the Existing HYTOPs and the Other Preferred Stock, provided that the Fixed Charges Ratio (determined on a pro forma basis after giving effect to such dividends) shall not be less than such ratio as shall be required by Section 7.11(b) at the time of the making of such dividends;

(b)  the Borrower may pay dividends in cash on its common stock  (i) in an aggregate amount not to exceed $175,000,000 minus the aggregate amount of purchases and/or dividends made by the Borrower pursuant to clause (d) of this Section or (ii) without regard to amount, if at the time of the making of, and after giving effect to, such dividends, the Total Indebtedness Ratio shall not be greater than 4.00 to 1;

(c)  the Borrower may make any Equity Issuance permitted by Section 7.15;

(d)  the Borrower may (A) prior to the Holdco Formation Effective Date, purchase, in one transaction or a series of transactions, its Class A Common Stock and its Class B Common Stock and (B) from and after the Holdco Formation Effective Date, pay dividends on its common stock to the Holding Company solely for the purpose of the Holding Company purchasing, in one transaction or a series of transactions, its Class A Common Stock and its Class B Common Stock, provided that (i) the aggregate purchase price (including cash payments, the principal amount of promissory notes and Indebtedness assumed, cash payments under Hedging Agreements relating to capital stock of the Borrower or the Holding Company, as the case may be, and the fair market value of property delivered) paid, delivered or assumed in respect of such purchases by the Borrower and/or the Holding Company, as the case may be, therefor subsequent to the Effective Date shall not exceed $175,000,000 minus the aggregate amount of dividends paid by the Borrower pursuant to clause (b)(i) of this Section, and (ii) as at the date of the making of such Restricted Payment, the Total Indebtedness Ratio is not greater than the maximum ratio permitted under Section 7.11(d) on such date minus 0.25;

(e)  (i) the Borrower may cause KDSM LLC and Sinclair Capital to redeem the KDSM Senior Debentures and the Existing HYTOPs (and “Series C” of the Existing Preferred Stock may be cancelled) pursuant to the Existing HYTOPs Redemption Transactions; (ii) the Borrower may redeem or repurchase New HYTOPs Preferred Stock with the proceeds of any Equity Issuance or New HYTOPs Transaction (collectively, the “Permitted Proceeds”) (to the extent not otherwise used pursuant to this clause (e)), so long as substantially simultaneously therewith the New HYTOPs Senior Debentures and the preferred equity ownership interests in the New HYTOPs Trust shall be redeemed or repurchased in a like amount; or (iii) the Borrower may redeem or repurchase Other Preferred Stock (other than Existing Preferred Stock and New HYTOPs Preferred Stock) (and pay premium, if any, relating thereto) with Permitted Proceeds (to the extent not otherwise used pursuant to this clause (e));

(f)  the Borrower may convert any Other Preferred Stock into Converted Senior Subordinated Notes in accordance with Section 7.01(d); and

(g)  subsequent to the Holdco Formation Effective Date, the Borrower may pay dividends in cash on its common stock to the Holding Company; provided that (i) the Holding Company uses such dividends solely to (A) make payments of principal and/or interest on Indebtedness of the Holding Company, (B) redeem, or pay dividends with respect to, Preferred Stock of the Holding Company, (C) pay the allocable share of the Borrower and its Subsidiaries of the Holding Company’s income tax liability for any fiscal year, (D) pay general and administrative expenses of the Holding Company, and/or (E) pay capital expenditures of the Holding Company not to exceed $3,000,000 in the aggregate for any period of twelve consecutive full calendar months; and (ii) the Fixed Charges Ratio (determined on a pro forma basis after giving effect to such dividends) shall not be less than such ratio as shall be required by Section 7.11(b) at the time of the making of such dividends.

Notwithstanding anything herein to the contrary, the Borrower will not, nor will it permit any of its Subsidiaries to, purchase or redeem any Preferred Stock, the KDSM Senior Debentures, the Existing HYTOPs, any New HYTOPs Preferred Stock, any New HYTOPs Senior Debentures or any New HYTOPs, except as expressly permitted by clause (e) of this Section.  Nothing herein shall be deemed to prohibit the payment of any dividends or distributions by any Wholly Owned Subsidiary of the Borrower to the Borrower or any other such Wholly Owned Subsidiary; provided that, notwithstanding anything in the Loan Documents to the contrary, after the Holdco Formation Effective Date KDSM LLC shall not be permitted to make any dividend or other distributions, in cash or property (other than additional limited liability company interests of KDSM LLC), to the Holding Company.”

2.11.        Restrictive Agreements.  Section 7.10 of the Credit Agreement shall be amended by deleting the words “clause (a) of” appearing in clause (iv) of the proviso thereto.

2.12.        Provisions Applicable to Existing HYTOPs Redemption and Holding Company Formation.  Section 7.19 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 7.19.  Provisions Applicable to Existing HYTOPs Redemption and Holding Company Formation.

(a)  Notwithstanding anything in Sections 7.01, 7.03, 7.04, 7.05, 7.07, 7.08 and 7.09 to the contrary, but subject to the other provisions of this Section, the Borrower may consummate the transactions contemplated under the Existing HYTOPs Redemption Transactions and the Holdco Formation Transactions (collectively, the “Holdco Transactions”).

(b)  Notwithstanding anything herein to the contrary, the Borrower may consummate the transactions contemplated under the Holdco Formation Transactions, provided that:

(i)  at the time thereof and immediately after the Holdco Formation Effective Date, no Default shall have occurred and be continuing hereunder;

(ii)  the Borrower shall give the Lenders and the Administrative Agent at least 5 Business Days prior written notice of the occurrence of such transactions;

(iii)  immediately after the Holdco Formation Effective Date, the Borrower shall be a direct Wholly Owned Subsidiary of the Holding Company;

(iv)  prior to or concurrently with the Holdco Formation Effective Date:  (A) STG shall execute and deliver an instrument in form and substance satisfactory to the Administrative Agent pursuant to which STG shall, effective upon the Holdco Formation Effective Date, assume all of the obligations of the “Borrower” hereunder and under the other Loan Documents to which the Borrower is a party (and upon satisfaction of all of the conditions specified in this paragraph (b), SBG shall no longer be the “Borrower” hereunder); (B) SBG shall execute and deliver a guarantee and pledge agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which, among other agreements, SBG shall, effective upon the Holdco Formation Effective Date, (x) guarantee all of the obligations of STG as the Borrower hereunder and under the other Loan Documents, (y) pledge all of the equity interests of STG and KDSM LLC held by SBG and (z) agree to covenants consistent with the requirements of paragraph (c) of this Section and such other covenants and other agreements as the Administrative Agent shall reasonably require to give effect to the purposes of the Holdco Transactions; (C) each of KDSM LLC and KDSM Licensee shall execute and deliver an instrument in form and substance satisfactory to the Administrative Agent pursuant to which, among other agreements, each of KDSM LLC and KDSM Licensee shall, effective upon the Holdco Formation Effective Date, (x) assume all of the obligations of an “Obligor” and a “Subsidiary Guarantor” hereunder and under the other Loan Documents and (y) agree to such covenants and other agreements as the Administrative Agent shall reasonably require to give effect to the purposes of the Holdco Transactions; (D) SBG and the Obligors (including STG, KDSM LLC and KDSM Licensee) shall take such further action (including executing and delivering such instruments) as the Administrative Agent shall request to ensure the perfection and priority of any Liens granted by them pursuant to Loan Documents (including any pledge or security agreements or other instruments pursuant to this clause (iv)), including delivering thereunder to the Administrative Agent the stock or other certificate or certificates representing all of the equity interests of STG, KDSM LLC and KDSM Licensee, accompanied in each case by undated stock or other powers executed in blank; (E) each Subsidiary Guarantor shall confirm and ratify its respective obligations under this Agreement and the other Loan Documents to which it is a party in an instrument in form and substance satisfactory to the Administrative Agent; (F) the Administrative Agent shall have received a certificate, dated appropriately and signed by the President, the chief financial officer or the treasurer of each of SBG and STG, confirming compliance with the conditions set forth in this paragraph (b); and (G) SBG and the Obligors (including STG, KDSM LLC and KDSM Licensee) shall deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered for an Obligor pursuant to Section 5.01 on the Effective Date or as the Administrative Agent shall have requested with respect to the Holdco Transactions;

The Administrative Agent shall notify the Borrower and the Lenders of the Holdco Formation Effective Date, and such notice shall be conclusive and binding.

(c)  From and after the Holdco Formation Effective Date, the following provisions shall apply (without limiting the obligations of the Borrower or any other Obligor under this Agreement and the other Loan Documents):

(I)  the Holding Company will furnish to the Administrative Agent:

(A)  within 110 days after the end of each fiscal year of the Holding Company, the audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Holding Company and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Holding Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(B)  within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Holding Company, the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Holding Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by the chief financial officer of the Holding Company as presenting fairly in all material respects the financial condition and results of operations of the Holding Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(C)  concurrently with any delivery of financial statements under clause (A) or (B) of this paragraph (c)(I), a certificate of the chief financial officer of the Holding Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.19(c)(III) and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements previously furnished under this Agreement and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(D)  promptly after the same become publicly available, copies of all periodic and other material reports (including reports on Form 8-K), registration statements and proxy statements filed by the Holding Company with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Holding Company to its shareholders generally or to the holders of any class or issue of securities of the Holding Company generally, as the case may be; and

(E)  promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Holding Company or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

(II)  The Holding Company will comply with each of the provisions of Sections 6.02, 6.03, 6.04, 6.05, 6.06 and 6.07 as if each reference to the “Borrower” included a reference to the Holding Company.

(III)  The Holding Company will not permit the Total Indebtedness Ratio (which, notwithstanding anything herein to the contrary, shall be calculated for purposes of this paragraph (c)(III) on a consolidated basis for the Holding Company and its consolidated subsidiaries (which shall include the Borrower’s Unrestricted Subsidiaries) in accordance with GAAP) on any date to be greater than the ratio set forth below opposite the period during which such date falls:

Period	Ratio
From the Holdco Formation Effective Date through December 31, 2003	8.00 to 1
From January 1, 2004 through December 31, 2004	7.50 to 1
From January 1, 2005 through December 31, 2005	7.25 to 1
From January 1, 2006 through December 31, 2006	6.50 to 1
From January 1, 2007 and at all times thereafter	6.25 to 1”

2.13.        Events of Default.  Article VIII of the Credit Agreement shall be amended as follows:

A.  Clauses (c), (g), (h), (i) and (j) thereof shall be amended by replacing each reference to “the Borrower or any of its Subsidiaries” therein with the words “any of the Obligors or the Holding Company”.

B.  Clause (d) thereof shall be amended by inserting, immediately following the words “Security Agreement” appearing therein, the words “or any Obligor (other than the Borrower) or the Holding Company shall fail to observe or perform any covenant, condition or agreement contained in any of the other Loan Documents to which such Obligor or the Holding Company, as the case may be, is a party, which covenant, condition or agreement is substantially similar to Section 6.02(a) or 6.03 (with respect to such Obligor’s or the Holding Company’s existence) or to any of the covenants, conditions or agreements contained in Article VII”.

C.  Clause (e) thereof shall be amended by replacing the words “any Obligor” appearing therein with the words “any of the Obligors or the Holding Company”.

D.  Clause (f) thereof shall be amended by inserting, immediately following the words “any of the Obligors” appearing therein, the words “or the Holding Company”.

E.  Clause (l) thereof shall be amended in its entirety to read as follows:

“(l)  the Smith Brothers shall cease at any time collectively to own, directly or indirectly, legally or beneficially, shares of stock of the Borrower or (after the Holdco Formation Effective Date) the Holding Company representing at least 51% of the voting power of the Borrower or the Holding Company, as the case may be (other than by reason of death or disability), or (after the Holdco Formation Effective Date) the Holding Company shall cease at any time to own directly or indirectly 100% of the capital stock of the Borrower; or”.

F.  Clause (r) thereof shall be amended by (i) replacing each reference to “the Security Agreement” therein with the words “any of the Security Documents”, (ii) inserting, immediately following the words “Article III” appearing therein, the words “or of the Holding Company under the Holding Company Loan Documents” and (iii) replacing the words “any Obligor” appearing therein with the words “any of the Obligors or the Holding Company”.

G.  Clause (v) thereof shall be amended by inserting, immediately following the first instance of the word “redeemed” appearing therein, the words “or eliminated”.

2.14.        Assignments.  Section 10.04(b)(ii) of the Credit Agreement shall be amended by (a) inserting the word “and” after the semicolon appearing at the end of subsection (C) thereof, (b) replacing with a period the semicolon and the word “and” appearing at the end of subsection (D) thereof, and (c) deleting subsection (E) thereof in its entirety.

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders, both immediately prior to this Amendment No. 1 becoming effective and after giving effect thereto, that (a) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to “this Agreement” (or words of similar import) or in such other Loan Documents to “the Credit Agreement” (or words of similar import) included reference to this Amendment No. 1, (b) no Default has occurred and is continuing and (c) the Borrower is in compliance with the terms and conditions of each of the Note Indentures.

Section 4.  Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof upon the satisfaction of each of the following conditions:

4.01.        Amendment No. 1.  The Administrative Agent shall have received one or more counterparts of this Amendment No. 1 executed by each Obligor and the Administrative Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A).

4.02.        Payment of Fees.  The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrower in full of an amendment fee for the account of each Lender that has approved this Amendment No. 1 on or before 4:00 p.m., New York City time, on May 23, 2003, such fee to be in an amount equal to 0.05% of the sum of the aggregate unpaid principal amount of the Term Loans and Incremental Term Loans held by such Lender and the Revolving Commitment then in effect of such Lender.

4.03.        Other Documents.  The Administrative Agent shall have received such other documents as the Administrative Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, may reasonably request.

Section 5.  Confirmation of Guarantees and Security Interests.  Each of the Subsidiary Guarantors, by its execution of this Amendment No. 1, hereby confirms and ratifies that (i) all of its respective obligations as a guarantor under the Credit Agreement, including, without limitation, under Article III thereof, and (ii) all of its respective obligations under each of the Security Documents to which it is a party and the security interests granted thereunder shall, in each case, continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement as amended hereby.

Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

BORROWER
SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David B. Amy
Name: David B. Amy
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS
CHESAPEAKE TELEVISION, INC.
KSMO, INC.
WCGV, INC.
SINCLAIR ACQUISITION IV, INC.
WLFL, INC.
SINCLAIR MEDIA I, INC.
WSMH, INC.
SINCLAIR MEDIA II, INC.
WSTR LICENSEE, INC.
WGME, INC.
SINCLAIR MEDIA III, INC.
WTTO, INC.
WTVZ, INC.
WYZZ, INC.
KOCB, INC.
KSMO LICENSEE, INC.
WDKY, INC.
WYZZ LICENSEE, INC.
KLGT, INC.
SINCLAIR TELEVISION COMPANY II, INC.
SINCLAIR COMMUNICATIONS, INC.
WSYX LICENSEE, INC.
WGGB, INC.
WTWC, INC.
SINCLAIR COMMUNICATIONS II, INC.
SINCLAIR HOLDINGS I, INC.
SINCLAIR HOLDINGS II, INC.
SINCLAIR HOLDINGS III, INC.
SINCLAIR TELEVISION COMPANY, INC.
SINCLAIR TELEVISION OF BUFFALO, INC.
SINCLAIR TELEVISION OF CHARLESTON, INC.
SINCLAIR TELEVISION OF NASHVILLE, INC.
SINCLAIR TELEVISION OF NEVADA, INC.
SINCLAIR TELEVISION OF TENNESSEE, INC.
SINCLAIR TELEVISION LICENSE HOLDER, INC.
SINCLAIR TELEVISION OF DAYTON, INC.
SINCLAIR ACQUISITION VII, INC.
SINCLAIR ACQUISITION VIII, INC.
SINCLAIR ACQUISITION IX, INC.
SINCLAIR ACQUISITION X, INC.
SINCLAIR ACQUISITION XI, INC.
SINCLAIR ACQUISITION XII, INC.
MONTECITO BROADCASTING CORPORATION
CHANNEL 33, INC.
WNYO, INC.
NEW YORK TELEVISION, INC.
BIRMINGHAM (WABM-TV) LICENSEE, INC.
RALEIGH (WRDC-TV) LICENSEE, INC.
SAN ANTONIO (KRRT-TV) LICENSEE, INC.
WVTV LICENSEE, INC.
SINCLAIR ACQUISITION XIII, INC.
SINCLAIR ACQUISITION XIV, INC.
SINCLAIR ACQUISITION XV, INC.
SINCLAIR TELEVISION GROUP, INC.
SINCLAIR PROPERTIES, LLC
SINCLAIR PROPERTIES II, LLC
KBSI LICENSEE L.P.

KETK LICENSEE L.P.
WMMP LICENSEE L.P.
WSYT LICENSEE L.P.

By:	Sinclair Properties, LLC, General Partner

WEMT LICENSEE L.P.
WKEF LICENSEE L.P.

By:	Sinclair Properties II, LLC, General Partner
WGME LICENSEE, LLC

By:	WGME, Inc., Member
WICD LICENSEE, LLC
WICS LICENSEE, LLC
KGAN LICENSEE, LLC

By:	Sinclair Acquisition IV, Inc., Member

WSMH LICENSEE, LLC

By:	WSMH, Inc., Member
WPGH LICENSEE, LLC
KDNL LICENSEE, LLC
WCWB LICENSEE, LLC

By:	Sinclair Media I, Inc., Member
WTVZ LICENSEE, LLC

By:	WTVZ, Inc., Member
CHESAPEAKE TELEVISION LICENSEE, LLC
KABB LICENSEE, LLC
SCI – SACRAMENTO LICENSEE, LLC
WLOS LICENSEE, LLC

By:	Chesapeake Television, Inc., Member

KLGT LICENSEE, LLC

By:	KLGT, Inc., Member
WCGV LICENSEE, LLC

By:	WCGV, Inc., Member
SCI – INDIANA LICENSEE, LLC
KUPN LICENSEE, LLC
WEAR LICENSEE, LLC

By:	Sinclair Media II, Inc. – Member
WLFL LICENSEE, LLC
WRDC, LLC

By:	WLFL, Inc. – Member
WTTO LICENSEE, LLC

By:	WTTO, Inc. – Member
WTWC LICENSEE, LLC

By:	WTWC, Inc. – Member

WGGB LICENSEE, LLC

	By:	WGGB, Inc., Member
KOCB LICENSEE, LLC

	By:	KOCB, Inc., Member
WDKY LICENSEE, LLC
KOKH, LLC

	By:	WDKY, Inc., Member
KOKH LICENSEE, LLC,

	By:	KOKH, LLC, sole Member of KOKH Licensee, LLC
	By:	WDKY, Inc., sole Member of KOKH, LLC
WUPN LICENSEE, LLC
WUTV LICENSEE, LLC
WXLV LICENSEE, LLC

	By:	Sinclair Television of Buffalo, Inc., Member
WUXP LICENSEE, LLC

	By:	Sinclair Television of Tennessee, Inc., Member
WCHS LICENSEE, LLC

	By:	Sinclair Media III, Inc., Member
SINCLAIR FINANCE, LLC
SINCLAIR FINANCE HOLDINGS, LLC

	By:	KLGT, Inc., Member
WZTV LICENSEE, LLC
WVAH LICENSEE, LLC

	By:	Sinclair Television of Nashville, Inc., Member
WMSN LICENSEE, LLC
WUHF LICENSEE, LLC

	By:	Sinclair Television Company, Inc., Member
WTAT LICENSEE, LLC
WRLH LICENSEE, LLC

	By:	Sinclair Television of Charleston, Inc., Member
WRGT LICENSEE, LLC

	By:	Sinclair Television of Dayton, Inc., Member
SINCLAIR NEWSCENTRAL, LLC

	By:	Sinclair Communications, Inc., Member
SINCLAIR PROGRAMMING COMPANY, LLC
SINCLAIR COMMUNICATIONS, LLC

	By:	Sinclair Broadcast Group, Inc. Member

By:	/s/ David B. Amy
David B. Amy, in his capacity as Executive Vice President, Secretary or Manager, as the case may be

ADMINISTRATIVE AGENT
JPMORGAN CHASE BANK, as Administrative Agent

By:	/s/ Tracey Navin Ewing
Name: Tracey Navin Ewing
Title: Vice President

ANNEX 1

Other Unrestricted Subsidiaries

Part I

1.               Acrodyne Communications, Inc., a Delaware corporation

2.               G1440 Holdings, Inc., a Maryland corporation

3.               Sinclair Ventures, Inc., a Maryland corporation

4.               Allegiance Capital, LP, a Maryland limited partnership

Part II

1.               Sinclair Radio of Buffalo, Inc., a Maryland corporation

2.               Sinclair Radio of Greenville Licensee, Inc, a Delaware corporation

3.               Sinclair Radio of Kansas City Licensee, LLC, a Maryland limited liability company

4.               Sinclair Radio of Memphis, Inc., a Maryland corporation

5.               Sinclair Radio of Memphis Licensee, Inc., a Delaware corporation

6.               Sinclair Radio of New Orleans, LLC, a Maryland limited liability company

7.               Sinclair Radio of St. Louis Licensee, LLC, a Maryland limited liability company

8.               Sinclair Radio of St. Louis, Inc., a Maryland corporation

9.               Tuscaloosa Broadcasting, Inc., a Maryland corporation

EXHIBIT A

LENDER CONSENT

Reference is made to the Credit Agreement dated as of July 15, 2002 (as amended and in effect from time to time, the “Credit Agreement”) between Sinclair Broadcast Group, Inc.; the Subsidiary Guarantors party to the Credit Agreement; the Lenders party to the Credit Agreement; and JPMorgan Chase Bank, as Administrative Agent thereunder.  Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 1 to the Credit Agreement, dated as of May [  ], 2003, substantially in the form to which the form of this Lender Consent is attached (“Amendment No. 1”) and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

Full Name of Lender:

By:
Name:
Title:
Date:	, 2003